KRANESHARES TRUST

KraneShares MSCI Emerging Markets ex China Index ETF

(the “Fund”)

Supplement dated May 21, 2026 to the Fund’s Summary Prospectus and Statutory Prospectus, each dated August 1, 2025,

as each may be supplemented and amended from time to time.

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus and Statutory Prospectus.

Effective June 1, 2026, the Fund’s principal investment strategies and investment policies are changing. As of that date, the first paragraph of the “Principal Investment Strategies” section in the Fund’s Summary Prospectus and the “KraneShares MSCI Emerging Markets ex China Index ETF (“KEMX”)” section in the Fund’s Statutory Prospectus are deleted in their entirety and replaced with the following:

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in instruments in its Underlying Index or in instruments that have economic characteristics similar to those in the Underlying Index. The Underlying Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of mid- and large-cap companies of emerging market countries as defined by the MSCI Emerging Markets Index, but excluding China. The Underlying Index generally classifies an issuer as coming from a particular country based on where it is incorporated and where its stock is primarily listed. When an issuer’s securities are primarily listed outside of its country of incorporation, the Underlying Index also considers the following factors, among others, in determining where the issuer is from: (1) the secondary listings, if any, of the issuer’s securities; (2) the geographic distribution of the issuer’s shareholder base; (3) the location of its headquarters; (4) the geographic distribution of its operations (in terms of assets and revenues); (5) the issuer’s history, and (6) the country with which investors associate the issuer. Each issuer and its securities are classified in only one country.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.